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                                                                    Exhibit 23.9



                        CONSENT OF INDEPENDENT AUDITORS




We consent to the use of our audit report dated April 21, 1999 with respect to the consolidated financial statements of travelbyus.com, ltd. [formerly LatinGold Inc.] in the Registration Statement on Form S-4 of Aviation Group, Inc.









                                     /s/ Ernst & Young LLP
June 22, 2000
Toronto, Canada                      Chartered Accountants